UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  July 26, 2004



                           WEINGARTEN REALTY INVESTORS
             (Exact name of Registrant as specified in its Charter)

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


  Texas                                     1-9876              74-1464203

(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)    (Commission file number)  Identification Number)

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            2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (713) 866-6000


                                 Not applicable
          (Former name or former address, if changed since last report)




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ITEM  7.  EXHIBITS.

         99.1  Press  Release  dated  July  26,  2004.



ITEM  12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

     On July 26, 2004, we issued a press release describing our results of operations for the second quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this report. In the earnings release, we used the non-GAAP financial measure of Funds from Operations ("FFO"). A reconciliation of FFO to the comparable GAAP financial measure (Net income) is contained in the attached earnings release. Disclosure regarding the definition of FFO used by us and why our management believes the presentation of FFO provides useful information to investors is included in our annual report on Form 10-K for the fiscal year ended December 31, 2003.

     The  information  contained  in  this Current Report on Form 8-K, including
Exhibit 99.1, is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Weingarten Realty Investors under the Securities Act of 1933, as amended.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July  28,  2004

                                               WEINGARTEN REALTY INVESTORS


                                               By: /s/   Joe D. Shafer
                                                   -------------------------
                                                   Joe D. Shafer
                                                   Vice President/Controller




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                                INDEX TO EXHIBITS


99.1     Press  Release  dated  July  26,  2004.




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